UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2011

BIOHEART, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

1-33718	65-0945967

(Commission File Number)	(IRS Employer Identification No.)

13794 NW 4th Street, Suite 212
Sunrise, Florida 33325

(Address of principal executive offices, including zip code)

(954) 835-1500

(Registrant’s telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Item 2.03.  Creation of a Direct Financial Obligation.

Item 3.02.  Unregistered Sales of Equity Securities.

On May 16, 2011, BlueCrest Venture Finance Master Fund Limited (“BlueCrest”) agreed with the Company and Magna Group, LLC (“Magna”) to split the note evidencing the BlueCrest Loan originated May 31, 2007 into two notes aggregating the outstanding principal balance, with the new note being in the principal amount of $139,729.82 (the “New Note”). The New Note was assigned to Magna in consideration for a payment by them to BlueCrest of $139,729.82, and modified. Additionally, Magna purchased a $34,750 convertible note from the Company (the “Convertible Note”).

The loans evidenced by the New Note and Convertible Note are in the nature of convertible debt evidenced by two unsecured convertible promissory notes, each bearing interest at the rate of 8% per annum, payable at maturity. The $139,729.82 note is convertible into common stock of the Company at a price that is 45% less than the average of the closing prices for the Company’s shares for the five (5) days prior to the Lenders’ election to exercise its conversion right. The $34,750 note is convertible into common stock of the Company at a price that is 50% less than the average of the lowest three (3) Closing Prices for the Company’s shares during the ten (10) Trading Days prior to the Lenders’ election to exercise its conversion right.

We believe that the offer and sale of the securities is made only to accredited investors and, accordingly, is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Act”).  The Company will have no obligation to file any registration statement with respect to the shares, except that Magna will have customary “piggyback” registration rights.

Item 9.01  Exhibits.

Exhibit Number

Description

4.12	Convertible Promissory Note Due May 16, 2012, in the amount of $34,750, payable to Magna Group, LLC, filed herewith.
4.13	New Note, as modified, Due May 16, 2012, in the amount of $139,728.82 payable to Magna Group, LLC, filed herewith.
4.14	Securities Purchase Agreement, dated May 16, 2011, filed herewith.
4.15	Subordination Agreement, dated May 16, 2011 filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2011

BIOHEART, INC.
By:	/s/ Mike Tomas
Mike Tomas
President and Chief Executive Officer

Exhibits

4.12	Convertible Promissory Note Due May 16, 2012, in the amount of $34,750, payable to Magna Group, LLC, filed herewith.

4.13	New Note, as modified, Due May 16, 2012, in the amount of $139,728.82 payable to Magna Group, LLC, filed herewith.

4.14	Securities Purchase Agreement, dated May 16, 2011, filed herewith.

4.15	Subordination Agreement, dated May 16, 2011 filed herewith.